Subsequent Events	1 Months Ended	2 Months Ended
	May 01, 2020	Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events

Note 7—Subsequent Events

Subsequent to May 1, 2020, the Company has borrowed $75,000 under the Note.

The Company evaluated events that have occurred after the balance sheet date through May 8, 2020, which is the date on which these financial statements were issued. Based upon this review, except as below, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statements.

On June 25, 2020, the Company effected a stock dividend of 718,750 shares, resulting in the Sponsor holding an aggregate of 5,750,000 Founder Shares, of which an aggregate of up to 750,000 shares are subject to forfeiture. All share and per-share amounts have been retroactively restated to reflect the stock dividend.

As a result of the execution of the underwriting agreement on June 25, 2020, the financial statements have been modified to reflect the final terms of the agreement.

Note 8—Subsequent Events

On October 2, 2020, a putative class action lawsuit was filed against the Company. The complaint names the Company and certain members of the Company’s board as defendants. The complaint alleges, among other things, breach of fiduciary duty claims in connection with the proposed business combination with QuantumScape Corporation. The complaint does not specify money damages, but rather generally seeks, among other things, injunctive relief, enhanced disclosure and an award of attorneys’ fees. Management believes that the claims set forth in the complaint are without merit. Because this action is in the early stages, no reasonable estimate of possible loss, if any, can be made at this time, but management believes that any potential resulting loss from these claims are not and will not be material to the Company’s financial position, results of operations, or cash flows.